1998 semiannual report


IDS
Precious
Metals
Fund

(icon of) cart of precious gems

The goal of IDS Precious Metals Fund, Inc. is long-term growth of capital. The Fund invests primarily in securities of companies engaged in exploration, mining, processing or distribution of gold and other precious metals. Most of these companies will be located outside of the United States.

     American Express Financial Advisors


     Distributed by American Express Financial Advisors Inc.

(icon of) cart of precious gems

While investors typically look to stocks and bonds for the best return on their money, there are times when hard assets such as gold can play a small but important role in a diversified portfolio. Because owning the metal itself is often impractical, most investors put their money in stocks of companies that mine gold and other precious metals. Those stocks, which form the bedrock of IDS Precious Metals Fund, usually move in tandem with the prices of the metals.

Contents

From the chairman                            3
From the portfolio manager                   3
The Fund's ten largest holdings              5
Financial statements                         6
Notes to financial statements                9
Investments in securities                   22
Board members and officers                  24
IDS mutual funds                            25

 To our shareholders


      From the chairman

      If you're an experienced investor, you know that the past 12 months was a highly volatile period in many financial markets. But history tells us that substantial market moves are nothing new. Though they're often unpredictable, declines -- whether they're brief or long-lasting, moderate or substantial -- are always a possibility.

      That potential for such volatility reinforces the need for investors to periodically review their long-term goals and examine whether their investment program remains on track to achieving them. Your quarterly investment statements are one part of that monitoring process. The other is a meeting with your American Express financial advisor. That becomes even more important if there's a major change in your financial situation or in the financial markets.




      William R. Pearce
      (picture of William R. Pearce
      William R. Pearce
      Chairman of the board

      From the portfolio manager

      Stocks of gold-mining and exploration companies remained under pressure for most of the past six months. IDS Precious Metals Fund's performance reflected the difficult environment, as its Class A shares lost 16.8% during the first half of the fiscal year -- April through September 1998.

      Three factors kept a lid on the price of gold and, consequently, the prices of gold stocks, for much of the six months. Most important was the continued selling of gold bullion by central banks throughout the world. Second, inflation remained remarkably low in virtually all major economies. In fact, at times there was more concern about a potential decline in prices rather than an increase. Third, the strength of the dollar through the summer continued to attract capital from foreign investors, who viewed our stock and bond markets as a safer haven than gold in the face of financial turmoil in many overseas markets. By late summer, the combination of those factors had pushed gold stocks and the Fund deep into negative territory. But that would soon change.

      Stocks rebound

      First, Russia and Latin America were hit by the "Asian flu," which raised concerns about the possibility of a worldwide recession that might greatly erode the profits of U.S. companies. That, along with measures announced by the Japanese government to shore up its economy, caused the dollar to decline versus the yen and, in turn, drove some investors out of U.S. financial assets and into gold. The final impetus came from rumors that some financially troubled hedge funds would be forced to cover their short positions in gold.
      Soon, gold-stock prices rose in spectacular fashion, propelling the Fund to a gain of 41% in September.

      Part of that gain came from a substantial investment in Stillwater Mining, a U.S. producer of palladium whose stock was extremely strong throughout the six months. (Although the bulk of the Fund's holdings are in gold stocks, it also owns stocks of palladium, silver and diamond companies.) Palladium is used in catalytic converters, and Stillwater is the major supplier of the metal to U.S. auto and truck manufacturers.

      Meanwhile, in the face of all that activity, there was little change in the fundamentals for gold over the period. Demand remained reasonably strong, while producers continued to hold back on supply because of still-unattractive price levels.

      As for changes to the portfolio, I continued to pare back holdings among stocks of smaller gold producers and explorers, as I believe they are more vulnerable to potential consolidation in the industry. I kept most of the proceeds from those sales in cash reserves, which ranged between 13% and 19% of assets during the period. In the months ahead, should it appear that the price of gold is likely to move higher, I plan to put that money to work in stocks.



      Richard H. Warden
      (picture of) Richard H. Warden
      Richard H. Warden
      Portfolio Manager

     To our shareholders


Class A
 6-month performance


(All figures per share)

Net asset value (NAV)


Sept. 30, 1998       $   5.67

March 31, 1998       $   6.82

Decrease             $   1.15



Distributions
April 1, 1998 - Sept. 30, 1998



From income          $    --

From capital gains   $    --

Total distributions  $    --


Total return*          -16.8%**


Class B
 6-month performance


(All figures per share)

Net asset value (NAV)


Sept. 30, 1998       $   5.58

March 31, 1998       $   6.73

Decrease             $   1.15



Distributions
April 1, 1998 - Sept. 30, 1998



From income          $    --

From capital gains   $    --

Total distributions  $    --


Total return*          -17.1%**


Class Y
 6-month performance


(All figures per share)

Net asset value (NAV)


Sept 30, 1998       $    5.66

March 31, 1998      $    6.80

Decrease            $    1.14



Distributions


April 1, 1998 - Sept. 30, 1998


From income          $    --

From capital gains   $    --

Total distributions  $    --


Total return*          -16.7%**



     *The prospectus discusses the effect of sales charges, if any, on the various classes.

     **The total return is a hypothetical investment in the Fund with all distributions reinvested.

 The Fund's ten largest holdings


                                       Percent                        Value
                         (of Fund's net assets)       (as of Sept. 30, 1998)

       Stillwater Mining                11.99%                   $8,048,438

       Meridian Gold                     6.64                     4,456,678

       Barrick Gold                      6.26                     4,200,001

       Franco-Nevada Mining              6.19                     4,155,197

       Getchell Gold                     5.49                     3,685,938

       Placer Dome                       4.12                     2,762,500

       Goldcorp Cl A                     3.83                     2,572,421

       Francisco Gold                    3.73                     2,502,871

       Battle Mountain Gold              3.61                     2,425,000

       Sons of Gwalia                    3.18                     2,137,440


     For further detail about these holdings, please refer to the section entitled "Investments in securities" herein.

     (icon of) pie chart

     The ten holdings listed here make up 55.04% of the Fund's net assets




     Financial statements


      Statement of assets and liabilities
      IDS Precious Metals Fund, Inc.
      Sept. 30, 1998



                                  Assets

                                                                                                   (Unaudited)
 Investments in securities, at value (Note 1):
      Investments in securties of unaffiliated issuers (identified cost $82,332,596)               $62,979,261
      Investments in securties of affiliated issuer (identified cost $2,769,689)                       486,728
                                                                                                       -------
 Total investments in securities (identified cost $85,102,285)                                      63,465,989
 Unrealized appreciation on foreign currency contracts held, at value (Notes 1 and 4)                      259
 Cash in bank on demand deposit                                                                      3,498,477
 Dividends and accrued interest receivable                                                             136,351
 Receivable for investment securities sold                                                              54,379
                                                                                                        ------
 Total assets                                                                                       67,155,455
                                                                                                    ----------

                                  Liabilities


 Unrealized depreciation on foreign currency contracts held, at value (Notes 1 and 4)                       28
 Accrued investment management services fee                                                              1,503
 Accrued distribution fee                                                                                  164
 Accrued service fee                                                                                       329
 Accrued administrative services fee                                                                       113
 Other accrued expenses                                                                                 37,029
                                                                                                        ------
 Total liabilities                                                                                      39,166
                                                                                                        ------
 Net assets applicable to outstanding capital stock                                                $67,116,289
                                                                                                   ===========

                                  Represented by


 Capital stock-- $.01 par value (Note 1)                                                           $   118,527
 Additional paid-in capital                                                                        102,586,135
 Investment loss-- net                                                                                  (5,216)
 Accumulated net realized gain (loss)                                                              (13,949,489)
 Unrealized appreciation (depreciation) on investments and on translation
      of assets and liabilities in foreign currencies                                              (21,633,668)
                                                                                                   -----------
 Total-- representing net assets applicable to outstanding capital stock                           $67,116,289
                                                                                                   ===========
 Net assets applicable to outstanding shares:              Class A                                 $59,162,154
                                                           Class B                                 $ 7,953,376
                                                           Class Y                                 $       759
 Net asset value per share of outstanding capital stock:   Class A shares      10,427,154          $      5.67
                                                           Class B shares       1,425,433          $      5.58
                                                           Class Y shares             134          $      5.66


     See accompanying notes to financial statements.






      Statement of operations
      IDS Precious Metals Fund, Inc.
      Six months ended Sept. 30, 1998



                                  Investment income

                                                                                                   (Unaudited)
 Income:
 Dividends                                                                                        $    363,976
 Interest                                                                                              160,260
      Less foreign taxes withheld                                                                      (11,297)
                                                                                                       -------
 Total income                                                                                          512,939
                                                                                                       -------
 Expenses (Note 2):
 Investment management services fee                                                                    256,756
 Distribution fee -- Class B                                                                            30,076
 Transfer agency fee                                                                                   113,848
 Incremental transfer agency fee-- Class B                                                               1,183
 Service fee
      Class A                                                                                           47,679
      Class B                                                                                            6,964
 Administrative services fees and expenses                                                              20,066
 Compensation of board members                                                                           2,823
 Custodian fees                                                                                         24,287
 Postage                                                                                                 9,108
 Registration fees                                                                                      20,000
 Reports to shareholders                                                                                 5,564
 Audit fees                                                                                             10,750
 Other                                                                                                     781
                                                                                                           ---
 Total expenses                                                                                        549,885
      Earnings credits on cash balances (Note 2)                                                        (5,215)
                                                                                                        ------
 Total net expenses                                                                                    544,670
                                                                                                       -------
 Investment income (loss) -- net                                                                       (31,731)
                                                                                                       -------

                                  Realized and unrealized gain (loss) -- net

 Net realized gain (loss) on:
      Security transactions (Note 3)                                                                (7,016,930)
      Foreign currency transactions                                                                     (3,286)
                                                                                                        ------
 Net realized gain (loss) on investments                                                            (7,020,216)
 Net change in unrealized appreciation (depreciation) on investments
      and on translation of assets and liabilities in foreign currencies                            (3,753,972)
                                                                                                    ----------
 Net gain (loss) on investments and foreign currencies                                             (10,774,188)
                                                                                                   -----------
 Net increase (decrease) in net assets resulting from operations                                  $(10,805,919)
                                                                                                  ============


     See accompanying notes to financial statements.





     Financial statements


      Statements of changes in net assets
      IDS Precious Metals Fund, Inc.



                                  Operations and distributions

                                                                          Sept. 30, 1998        March 31, 1998
                                                                        Six months ended            Year ended
                                                                             (Unaudited)
 Investment income (loss)-- net                                            $     (31,731)        $     (17,343)
 Net realized gain (loss) on investments                                      (7,020,216)           (6,702,372)
 Net change in unrealized appreciation (depreciation) on investments
      and on translation of assets and liabilities in foreign currencies      (3,753,972)          (22,579,414)
                                                                              ----------           -----------
 Net increase (decrease) in net assets resulting from operations             (10,805,919)          (29,299,129)
                                                                             -----------           -----------
 Distributions to shareholders from:
      Net investment income
            Class A                                                                   --              (689,009)
            Class B                                                                   --                (8,688)
            Class Y                                                                   --                   (16)
      Net realized gain
            Class A                                                                   --              (933,070)
            Class B                                                                   --              (121,916)
            Class Y                                                                   --                   (14)
                                                                                     ---                   ---
 Total distributions                                                                  --            (1,752,713)
                                                                                     ---            ----------

                                  Capital share transactions (Note 5)

 Proceeds from sales
      Class A shares (Note 2)                                                130,633,765           213,456,021
      Class B shares                                                           2,428,903             7,860,617
 Reinvestment of distributions at net asset value
      Class A shares                                                                  --             1,544,415
      Class B shares                                                                  --               130,311
      Class Y shares                                                                  --                    30
 Payments for redemptions
      Class A shares                                                        (123,705,283)         (209,315,816)
      Class B shares (Note 2)                                                 (1,689,789)           (4,073,993)
                                                                              ----------            ----------
 Increase (decrease) in net assets from capital share transactions             7,667,596             9,601,585
                                                                               ---------             ---------
 Total increase (decrease) in net assets                                      (3,138,323)          (21,450,257)
 Net assets at beginning of period                                            70,254,612            91,704,869
                                                                              ----------            ----------
 Net assets at end of period                                               $  67,116,289         $  70,254,612
                                                                           =============         =============
 Undistributed net investment income                                       $      (5,216)        $      26,515
                                                                           -------------         -------------


     See accompanying notes to financial statements.



     Notes to financial statements


      IDS Precious Metals Fund, Inc.
      (Unaudited as to Sept. 30, 1998)


  1

Summary of
significant
accounting policies



     The Fund is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock. The Fund invests primarily in securities of companies engaged in the exploration, mining, processing or distribution of gold and other precious metals. Most of these companies will be located outside of the United States. The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge and such shares automatically convert to Class A shares during the ninth calendar year of ownership. Class Y shares have no sales charge and are offered only to qualifying institutional investors.

     All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fee, transfer agency fee and service fee (class specific expenses)  differs  among  classes.  Income,  expenses  (other  than  class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

     Significant accounting policies followed by the Fund are summarized below:

     Use of estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

     Valuation of securities

     All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost. Investments in metals, if any, are valued daily using data from independent brokers and pricing services.

     Option transactions

     In order to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investment purposes, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

     Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

     Futures transactions

     In order to gain exposure to or protect itself from changes in the market, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

     Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

     Foreign currency translations and
     foreign currency contracts

     Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

     The Fund may enter into forward foreign currency exchange contracts for hedging purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

     Federal taxes

     Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

     Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

     Dividends to shareholders

     An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

     Other

     Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including level-yield amortization of premium and discount is accrued daily.

  2

Expenses and
sales charges

     Effective March 20, 1995, the Fund entered into agreements with American Express Financial Corporation (AEFC) for managing its portfolio and providing administrative services. Under its Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.8% to 0.675% annually. The fee is adjusted upward or downward by a performance incentive adjustment based on the Fund's average daily net assets over a rolling 12-month period as measured against the change in the Lipper Gold Fund Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment increased the fee by $1,999 for the six months ended Sept. 30, 1998.

     Under its Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. Additional administrative service expenses paid by the Fund are office expenses, consultants' fees and compensation of officers and employees. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees, organizational expenses and any other expenses properly payable by the Fund and approved by the board.

     Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

     oClass A $15
     oClass B $16
     oClass Y $15

     Also effective March 20, 1995, the Fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder servicing-related services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution-related services.

     Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares and 0.10% of the Fund's average daily net assets attributable to Class Y shares.

     Sales charges received by American Express Financial Advisors for distributing Fund shares were $92,562 for Class A and $7,355 for Class B for the six months ended Sept. 30, 1998. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

     During the six months ended Sept. 30, 1998, the Fund's custodian and transfer agency fees were reduced by $5,215 as a result of earnings credits from overnight cash balances.

  3

Securities
transactions

     Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $13,450,286 and $7,452,927, respectively, for the six months ended Sept. 30, 1998. Realized gains and losses are determined on an identified cost basis.

     Income from securities lending amounted to $3,802 for the six months ended Sept. 30, 1998. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

  4

Foreign currency
contracts

     At Sept. 30, 1998, the Fund had entered into foreign currency exchange contracts that obligate the Fund to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

 Exchange date     Currency to       Currency to     Unrealized     Unrealized
                   be delivered      be received    appreciation   depreciation


 Oct. 1, 1998         37,950           25,132            $259             $--
                  Canadian Dollar    U.S. Dollar

 Oct. 2, 1998         45,018           29,477              --              28
                  Canadian Dollar    U.S. Dollar

 Total                                                   $259             $28

  5

Capital share
transactions


     Transactions in shares of capital stock for the periods indicated are as follows:

                                          Six months ended Sept. 30, 1998
                                       Class A       Class B      Class Y

      Sold                          22,380,126        399,203          --

      Issued for reinvested                 --             --          --
        distributions

      Redeemed                     (20,969,031)      (280,624)         --


      Net increase (decrease)        1,411,095        118,579          --


                                             Year ended March 31, 1998
                                       Class A       Class B      Class Y


      Sold                          27,809,382      1,011,160          --

      Issued for reinvested            254,938         21,804           5
        distributions

      Redeemed                     (27,019,455)      (528,034)         --


      Net increase (decrease)        1,044,865        504,930           5


  6

Capital loss
carryover

     For federal income tax purposes, the Fund had a capital loss carryover of $6,148,261 at March 31, 1998, that will expire in 2006 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expires.



     Financial Highlights

     The  tables  below  show  certain  important   financial   information  for
     evaluating the Fund's results.

     Fiscal period ended March 31,

     Per share income and capital changes(a)

                                                                         Class A
                                        1998b    1998     1997      1996     1995    1994     1993     1992     1991     1990

Net asset value,                       $6.82   $10.47   $13.75     $7.99    $8.44   $6.00    $5.15    $5.40    $6.98    $6.76
beginning of period
                           Income from investment operations:
Net investment income (loss)             .01       --     (.08)     (.05)     .04     .04      .04      .06      .12      .21

Net gains (losses)                     (1.16)   (3.46)   (2.54)     5.82     (.45)   2.44      .84     (.24)   (1.57)     .10
(both realized
and unrealized)

Total from investment                  (1.15)  (3.46)    (2.62)     5.77     (.41)   2.48      .88     (.18)   (1.45)     .31
operations
                           Less distributions:
Dividends from net                        --    (.08)       --      (.01)    (.04)   (.04)    (.03)    (.07)    (.13)    (.09)
investment income

Distributions from                        --    (.11)     (.66)       --       --      --       --       --       --       --
realized gains

Total distributions                       --    (.19)     (.66)     (.01)    (.04)   (.04)    (.03)    (.07)    (.13)    (.09)

Net asset value,                       $5.67   $6.82    $10.47    $13.75    $7.99   $8.44    $6.00    $5.15    $5.40    $6.98
end of period
                           Ratios/supplemental data
                                                                     Class A
                                       1998b    1998      1997      1996     1995    1994     1993     1992     1991     1990

Net assets, end of                       $59     $61       $83      $101      $72     $74      $53      $53      $68      $91
period (in millions)

Ratio of expenses to                  1.63%f   1.51%     1.50%     1.65%    1.61%   1.51%    1.79%    1.59%    1.48%    1.46%
average daily net assetsc

Ratio of net income (loss)              --%f    .06%     (.58%)    (.64%)    .31%    .46%     .86%     .64%    1.95%    2.75%
to average daily net assets

Portfolio turnover rate                  14%     112%      76%       50%      37%     49%      19%      21%      54%      76%
(excluding short-term
securities)

Total returnd                         (16.8%)  (32.9%)  (19.9%)    72.1%    (4.9%)  41.3%    17.2%    (3.3%)  (20.8%)    4.4%

Average brokerage                     $.0151   $.0216   $.0236       --       --      --       --       --       --       --
commission ratee


     a For a share outstanding throughout the period. Rounded to the nearest cent.
     b  Six months ended Sept. 30, 1998 (Unaudited).
     c Effective fiscal year 1996, expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
     d  Total  return  does not  reflect payment  of a sales  charge.
     e Effective fiscal year 1997, the Fund is required to disclose an average brokerage commission rate per share for security trades on which commissions are charged. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.
     f  Adjusted to an annual basis.




     IDS Precious Metals Fund, Inc.

     Fiscal period ended March 31,

     Per share income and capital changes(a)

                                           Class B                                 Class Y
                               1998b       1998    1997     1996    1995c   1998b      1998        1997     1996      1995c

Net asset value,              $6.73      $10.30  $13.65    $7.99    $7.72   $6.80    $10.52      $13.76    $7.99      $7.62
beginning of period
                           Income from investment operations:
Net investment income
(loss)                         (.07)     (.04)     (.14)    (.09)     .01     .03       .03        (.05)    (.04)        --

Net gains (losses)            (1.08)    (3.41)    (2.55)    5.75      .26   (1.17)    (3.52)      (2.53)    5.81        .37
(both realized and unrealized)

Total from investment         (1.15)    (3.45)    (2.69)    5.66      .27   (1.14)    (3.49)      (2.58)    5.77        .37
operations
                             Less distributions:
Dividends from net               --      (.01)       --       --       --      --      (.12)         --       --         --
 Investment income

Distributions from               --      (.11)     (.66)      --       --      --      (.11)       (.66)      --         --
realized gains

Total distributions              --     (.12)      (.66)      --       --      --       (23)       (.66)      --         --

Net asset value,              $5.58    $6.73     $10.30   $13.65    $7.99   $5.66     $6.80      $10.52   $13.76      $7.99
end of period
                              Ratios/supplemental data
                                         Class B                             Class Y
                              1998b     1998       1997     1996    1995c   1998b      1998        1997     1996      1995c

Net assets, end of               $8       $9         $8       $3      $--     $--       $--         $--      $--        $--
period (in millions)

Ratio of expenses to          2.42%e    2.28%      2.27%    2.31%    .08%e   1.36%e   1.26%        1.27%    1.39%        --%f
average daily net assets(d)

Ratio of net income (loss)   (.79%)e    (.74%)    (1.46%)  (1.18%)   .28%e    .20%e    .36%        (.33%)   (.43%)       --%f
to average daily net assets

Portfolio turnover rate         14%      112%        76%      50%     37%      14%     112%          76%      50%        37%
(excluding short-term
securities)

Total return(g)              (17.1%)   (33.4%)    (20.5%)   70.8%    3.5%   (16.7%)  (32.8%)      (19.8%)   72.3%       4.9%

Average brokerage           $.0151    $.0216     $.0236       --      --   $.0151   $.0216       $.0236       --         --
commission rate(h)


     a For a share outstanding throughout the period. Rounded to the nearest cent.
     b  Six months ended Sept. 30, 1998  (Unaudited).
     c  Inception date was March 20,  1995.
     d Effective fiscal year 1996, expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
     e  Adjusted  to an  annual  basis.
     f Ratio of expenses and net investment income to average daily net assets is not presented for Class Y as only three shares were outstanding during the period.
     g  Total return does not reflect  payment of a sales charge.
     h Effective fiscal year 1997, the Fund is required to disclose an average brokerage commission rate per share for security trades on which commissions are charged. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.



     Investments in securities


      IDS Precious Metals Fund, Inc.
      Sept. 30, 1998 (Unaudited)



                                                   (Percentages represent
                                                     value of investments
                                                   compared to net assets)


 Common stocks (81.6%)(c)
Issuer                       Shares       Value(a)

 Australia (7.7%)
 Acacia Resources         1,000,000(b)   $1,404,300
 Broken Hill Proprietary    100,000         715,800
 Normandy Mining          1,000,000         844,400
 Sons of Gwalia             800,000(b)    2,137,440
 Tanganyika Gold          1,875,000          94,500
 Total                                    5,196,440

 Canada (41.9%)
 Aber Resources             160,000         880,849
 Argosy Mining              764,000(b)       95,137
 Argosy Mining              651,800(b,e)     81,165
 Banro Resource             330,600         140,838
 Barrick Gold               210,000       4,200,001
 Cambior                    150,000         899,528
 Canarc Resource            856,500(b)      162,790
 Dayton Mining            1,000,000(b,e)    511,207
 Dia Met Minerals Cl B       40,000         563,639
 Euro-Nevada Mining         125,000       2,068,587
 First Dynasty Mines        275,500(d)       54,168
 Francisco Gold             345,600(b)    2,502,871
 Franco-Nevada Mining       200,000       4,155,197
 Goldcorp Cl A              500,000       2,572,421
 Meridian Gold            1,000,000       4,456,678
 Metallica Resources        300,000(b)      214,314
 Minefinders                550,000(d)      432,560
 Nevsun Resources           751,200(b)      310,170
 Placer Dome                200,000       2,762,500
 Prime Resource Group        70,000         598,702
 Romarco Minerals           250,000         262,158
 Sedna Geotek               980,712         167,115
 Tombstone Explorations     169,000(b)       23,260
 Total                                   28,115,855

 North/South America (27.7%)
 Battle Mountain Gold       400,000       2,425,000
 Compania de Minas
    Buenaventura ADR         80,000         930,000
 EASCO                       70,000         621,250
 Getchell Gold              175,000(b)    3,685,938
 Homestake Mining           100,000       1,212,500
 Newmont Mining              40,000         970,000
 Rio Narcea Gold Mines      397,000         728,536
 Stillwater Mining          255,000(b)    8,048,438
 Total                                   18,621,662

 Papua New Guinea (1.0%)
 Lihir Gold                 500,000(b)      645,900

 South Africa (3.1%)
 Gencor                   1,000,000       1,803,400
 Western Areas Gold
    Mining                  100,000         297,730
 Total                                    2,101,130

 United Kingdom (0.1%)
 Randgold Resources          30,000(b)       66,000


 Total common stocks
 (Cost: $73,521,294)                    $54,746,987


 Other (0.3%)
 Issuer                      Shares        Value(a)
 America Mineral Fields
    Warrants                 45,000(f)           --
 Banro Resource
    Warrants                 44,000(f)           --
 Campbell Resources
    Warrants                250,000           4,915
 Golden Bear Minerals
    Warrants                500,000               1
 Minefinders
    Special Warrants        125,000(b)       98,308
 Sedna Geotek
    Warrants                814,454               1
 South American Gold & Copper
    Special Warrants        340,000(e)       15,599
 Tombstone Explorations
    Warrants                700,000(e)       96,342


 Total other
 (Cost: $1,697,155)                        $215,166



 Bond (0.9%)
 Issuer            Coupon     Principal    Value(a)
                     rate        amount
 Dayton Mining
    Cv Sub Deb
    04-01-02        7.00%    $2,000,000    $620,000

 Total bond
 (Cost: $2,000,000)                        $620,000



 Short-term securities (11.7%)
Issuer      Annualized          Amount     Value(a)
          yield on date     payable at
           of purchase       maturity

 Federal Home Loan Bank Disc Nt
    10-23-98     5.20%    $2,500,000     $2,492,086
 Federal Home Loan Mtge Corp Disc Nts
    10-02-98     5.46        500,000        499,925
    10-07-98     5.46        600,000        599,457
    10-08-98     5.46      2,400,000      2,397,460
    10-26-98     5.43      1,100,000      1,095,875
 Federal Natl Mtge Assn Disc Nt
    10-09-98     5.45        800,000        799,033
 Total                                    7,883,836
 Total short-term securities
 (Cost: $7,883,836)                      $7,883,836


 Total investments in securities
 (Cost: $85,102,285)(g)                 $63,465,989




 Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars.

(d) Investments representing 5% or more of the outstanding voting securities of the issuer. Transactions with companies that are or were affiliates during the six months ended Sept. 30, 1998 are as follows:

Issuer               Beginning  Purchase   Sales     Ending  Dividend  Value(a)
                          cost      cost    cost       cost    income


First Dynasty Mines $1,887,642    $--   $698,228   $1,189,414   $--   $ 54,168

Minefinders*         1,580,275     --         --    1,580,275    --    432,560


Total               $3,467,917    $--   $698,228   $2,769,689   $--   $486,728



*Issuer was not an affiliate for the entire period ended Sept. 30, 1998.

(e)  Represents  a  security  sold  under  Rule  144A,   which  is  exempt  from
registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(f) Negligible market value.

(g) At Sept. 30, 1998, the cost of securities for federal income tax purposes was approximately $85,102,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation....................................$   4,422,000
Unrealized depreciation..................................... (26,058,000)
Net unrealized depreciation................................ $(21,636,000)

          Board members and officers

                 Independent board members and officers

Chairman         William  R.  Pearce*
of the board     Chairman of the board,  Board  Services  Corporation  (provides administrative services to boards including the boards of the IDS and IDSLife funds and Master Trust portfolios).

                 H.  Brewster  Atwater,  Jr.
                 Former chairman and chief executive officer, General Mills, Inc.

                 Lynne  V.  Cheney
                 Distinguished fellow, American Enterprise Institute for Public Policy Research.

                 Heinz F. Hutter
                 Former president and chief operating officer, Cargill, Inc.

                 Anne P. Jones
                 Attorney and telecommunications consultant.

                 Alan K. Simpson
                 Former United States senator for Wyoming.

                 Edson W. Spencer
                 Retired chairman and chief executive officer, Honeywell, Inc.

                 Wheelock Whitney
                 Chairman, Whitney Management Company.

                 C. Angus Wurtele
                 Chairman of the board, The Valspar Corporation.

                 Officer

Vice president,  Leslie L. Ogg*
general counsel  President of Board Services Corporation.
and secretary


                 Board members and officers associated with AEFC

President        John R. Thomas*
                 Senior vice president, AEFC.

                 William  H.  Dudley*
                 Senior  advisor  to the  chief  executive officer, AEFC.

                 David R. Hubers*
                 President and chief executive officer, AEFC.


                 Officers associated with AEFC

Vice president   Peter J. Anderson*
                 Senior vice  president,  AEFC

Vice president   Frederick C. Quirsfeld*
                 Vice president, AEFC


* Interested person as defined by the Investment Company Act of 1940.

IDS mutual funds

Global/International funds

Funds in this group seek capital growth and/or income by investing primarily in foreign securities. Foreign investments may be subject to currency fluctuations and political and economic risks of the countries in which the investments are made. They are high risk mutual funds with a potential for high reward.

IDS Emerging Markets Fund

Invests in a Portfolio comprised primarily of stocks of companies in developing countries throughout the world that are believed to offer growth potential. Seeks to provide long-term growth of capital.

(icon of) world with countries

IDS Global Growth Fund

Invests in a Portfolio comprised primarily of stocks of companies throughout the world that are positioned to meet market needs in a changing world economy. These companies offer above-average potential for long-term growth.

(icon of) world

IDS International Fund

Invests primarily in common stocks of foreign companies that offer potential for superior growth. The Fund may invest up to 20% of its assets in the U.S. market.

(icon of) three flags

IDS Global Balanced Fund

Invests in stocks and bonds in, for the most part, major markets throughout the world, including the U.S. Seeks to provide a balance of growth of capital and current income.

(icon of) scale of globes

IDS Global Bond Fund

Invests in a Portfolio comprised primarily of debt securities of U.S. and foreign issuers to seek high total return through income and growth of capital.

(icon of) globe


Growth funds

Funds in this group seek capital growth, primarily from common stocks. They are high risk mutual funds with a potential for high reward.

IDS Precious Metals Fund

Invests primarily in the securities of foreign or domestic companies that explore for, mine and process or distribute gold and other precious metals. A highly aggressive and speculative fund that seeks long-term growth of capital.

(icon of) cart of precious gems

IDS Discovery Fund

Invests in small- and medium-size, growth-oriented companies emphasizing technological innovation and productivity enhancement. Buys and holds larger growth-oriented stocks.

(icon of) ship

IDS Small Company Index Fund

Invests in all or a representative group of the equity securities comprising the S&P SmallCap 600 Index, as it strives to provide long-term capital appreciation.

(icon of) building

IDS Strategy Aggressive Fund

Invests primarily in common stocks of companies that are selected for their potential for above-average growth. Above-average means that their growth potential is better, in the opinion of the portfolio's investment manager, than the S&P 500 Stock Index.

(icon of) chess piece

IDS Research Opportunities Fund

Invests in a Portfolio comprised primarily of equity securities of companies included in the S&P 500 Stock Index that are believed to have strong growth potential. The Portfolio is managed using a research methodology by the Research Department of AEFC. Goal is long-term appreciation.

(icon of) magnifying glass

IDS Growth Fund

Invests in a Portfolio comprised primarily of companies that have above-average potential for long-term growth as a result of new management, marketing opportunities or technological superiority.

(icon of) trees

IDS New Dimensions Fund

Invests in a Portfolio comprised primarily of companies with significant growth potential due to superiority in technology, marketing or management. The Fund frequently changes its industry mix.

(icon of) dimension

IDS Progressive Fund

Invests primarily in undervalued common stocks. The Fund holds stocks for the long term with the goal of capital growth.

(icon of) shooting star


Growth & income funds

These funds focus on securities of medium to large, well-established companies that offer long-term growth of capital and reasonable income from dividends and interest. Foreign investments may be subject to currency fluctuations and political and economic risks of the countries in which the investments are made.

IDS Equity Select Fund

Invests primarily in a combination of moderate growth stocks that generaly pay dividends and bonds. Seeks growth of capital and income.

(icon of) three pine trees

IDS Blue Chip Advantage Fund

Invests in selected stocks from a major market index. Securities purchased are those recommended by our research analysts as the best from each industry represented on the index. Offers potential for long-term growth as well as dividend income.

(icon of) ribbon

IDS Managed Allocation Fund

Invests in a Portfolio comprised primarily of U.S. equity securities, U.S. and foreign debt securities, foreign equity securities and money market instruments. The Fund provides diversification among these major investment categories and has a target mix that represents the way the Fund's investments will be allocated over the long term. Seeks maximum total return.

(icon of) gyroscope

IDS Stock Fund

Invests in a Portfolio comprised primarily of common stock of companies representing many sectors of the economy. Seeks current income and growth of capital.

(icon of) building with columns

IDS Equity Value Fund

Invests primarily in undervalued common stocks that offer potential for growth of capital and income.

(icon of) three growing flowers

IDS Utilities Income Fund

Invests primarily in the stocks of public utility companies to seek high current income and growth of income and capital with reduced volatility.

(icon of) light bulb

IDS Diversified Equity Income Fund

Invests in a Portfolio comprised primarily in high-yielding common stocks to seek high current income and, secondarily, to benefit from the growth potential offered by stock investments.

(icon of) two puzzle pieces

IDS Mutual

Invests in a Portfolio that seeks to balance between common stocks and senior securities (preferred stocks and bonds). Seeks a balance of growth of capital and current income.

(icon of) scale of justice


Income funds

The funds in this group invest their assets primarily in corporate bonds or government securities to seek interest income. Secondary objective is capital growth. Risk varies by bond quality.

IDS Extra Income Fund

Invests in a Portfolio comprised mainly of long-term, high-yielding corporate fixed-income securities in the lower rated, higher risk bond categories to seek high current income. Secondary objective is capital growth.

(icon of) two coins

IDS Bond Fund

Invests mainly in corporate bonds, at least 50% in the higher rated, lower risk bond categories, or the equivalent, and in government bonds.

(icon of) Greek column

IDS Selective Fund

Invests in a Portfolio comprised primarily of high-quality corporate bonds and other highly rated debt instruments including government securities and short-term investments. Seeks current income and preservation of capital.

(icon of) skyline

IDS Federal Income Fund

Invests in a Portfolio comprised primarily of securities issued or guaranteed as to the timely payment of principal and interest by the U.S. government, its agencies and instrumentalities. Seeks a high level of current income and safety of principal consistent with its type of investments.

(icon of) shield with eagle head


Tax-exempt income funds

These funds provide tax-free income by investing in municipal bonds. The income is generally free from federal income tax, but a portion of the income may be subject to state and local taxes. Risk varies by bond quality.

IDS Tax-Exempt Bond Fund

Invests mainly in bonds and notes of state or local government units, with at least 75% in the four highest rated, lowest risk bond categories.

(icon of) shield with Greek column

IDS Insured Tax-Exempt Fund

Invests primarily in municipal securities that are insured as to the timely payment of principal and interest. The insurance feature minimizes credit risk of the Fund but does not guarantee the market value of the Fund's shares.

(icon of) shield with star

IDS State Tax-Exempt Funds
(CA, MA, MI, MN, NY, OH)

Invests primarily in high- and medium-grade municipal securities to provide income to residents of each respective state that is exempt from federal, state and local income taxes. (New York is the only state that is exempt at the local level.)

(icon of) shield with U.S. enclosed

IDS High Yield Tax-Exempt Fund

Invests in a Portfolio comprised primarily of medium- and lower-quality municipal bonds and notes. Lower-quality securities generally involve greater risk of principal and income.

(icon of) shield with basket of apples enclosed

IDS Intermediate Tax-Exempt Fund

Invests in mainly investment-grade bonds and other debt securities with intermediate-term maturities issued by state and local government units. Goal is to seek a high level of current income exempt from federal taxes.

(icon of) shield with tree enclosed


Money market funds

These money market funds have three main goals: conservation of capital, constant liquidity and the highest possible current income consistent with these objectives. An investment in these funds is neither insured nor guaranteed by the U.S. government, and there can be no assurance that these funds will be able to maintain a stable net asset value of $1.00 per share. Very limited risk.

IDS Cash Management Fund

Invests in such money market securities as high quality commercial paper, bankers' acceptances, certificates of deposit (CDs) and other bank securities.

(icon of) piggy bank

IDS Tax-Free Money Fund

Invests primarily in short-term bonds and notes issued by state and local governments to seek high current income exempt from federal income taxes.

(icon of) shield with piggy bank enclosed

For more complete information about any of these funds, including charges and expenses, you can obtain a prospectus by contacting your financial advisor or writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534. Read it carefully before you invest or send money.

Quick telephone reference*

American Express            Redemptions and exchanges,       National/Minnesota
Financial Advisors          dividend payments or                   800-437-3133
Telephone Transaction       reinvestments and automatic
Service                     payment arrangements           Mpls./St. Paul area:
                                                                   612-671-3800



TTY Service                 For the hearing impaired               800-846-4852




American Express            Automated account information          800-862-7919
Financial Advisors          (TouchTone(R) phones only),
Easy Access Line            including current fund prices
                            and performance, account values
                            and recent account transactions



*You may experience delays when call volumes are high.

AMERICAN EXPRESS Financial Advisors


IDS Precious Metals Fund
IDS Tower 10
Minneapolis, MN 55440-0010